UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 16, 2004
Date of Report (Date of earliest event reported)

HOUSE OF BRUSSELS CHOCOLATES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-29213	52-2202416
(State or other	(Commission File	(IRS Employer
Jurisdiction of incorporation	Number)	Identification No.)

Suite #208 - 750 Terminal Avenue,
Vancouver, V6A 2M5
British Columbia, Canada
(Address of principal executive offices)

(604) 713-8052
Registrant's telephone number, including area code

ITEM 5.     OTHER EVENTS

Effective March 16, 2004, Robert Wesolek has assumed the position of Chief Financial Officer and Director for the Company. Mr. Wesolek brings with him more than 20 years senior executive experience in both public accounting and private industry.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSE OF BRUSSELS CHOCOLATES INC.

Date: March 17, 2004	By:	/s/ Grant Petersen

Grant Petersen
Chairman of the Board of Directors and
Chief Executive Officer